UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
_______________________________

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ENTERA BIO LTD.
(Name of Registrant as Specified In Its Charter)
___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of
ENTERA BIO LTD.
To be held on Wednesday, July 16, 2025, 8:00 AM Eastern Time at Kiryat Hadassah, Minrav Building – Fifth Floor, Jerusalem Israel 9112002

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 7/3/2025. Please visit http://www.astproxyportal.com/ast/22270, where the following materials are available for view:
	•	Notice of Annual Meeting of Stockholders
	•	Proxy Statement
	•	Form of Electronic Proxy Card
	•	Annual Report

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)
E-MAIL: help@equiniti.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

	1.	To elect Ms. Haya Taitel as a Class II member of the Board of Directors of the Company (the “Board”) until the 2028 Annual Meeting.

	2.	To ratify and approve the revised compensation terms, as described in the accompanying proxy statement, to Miranda Toledano, our Chief Executive Officer and a Director.

	3.	To ratify and approve the revised compensation terms, as described in the accompanying proxy statement, to Gregory Burshtein, our Chief of Research & Development.

	4.	To ratify and approve the revised compensation terms, as described in the accompanying proxy statement, to Dana Yaacov-Garbeli, our Chief Financial Officer.

	5.	To ratify and approve the amended and restated compensation policy for the directors and officers of the Company as described in the accompanying proxy statement and attached as Appendix A thereto.

6.
To ratify and approve, on an advisory, non-binding basis, the compensation paid to our named executive officers, including the compensation tables and narrative discussion, as described in the accompanying proxy statement.

7.
To ratify and approve the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, or PwC, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2025, and authorize the Board, (or the Audit Committee, if authorized by the Board) to determine the compensation of the auditors in accordance with the volume and nature of their services.

Please note that you cannot use this notice to vote by mail.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1-7.